                       FORETHOUGHT LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                               GILLES M. DELLAERT

does hereby authorize Sarah M. Patterson and Elizabeth L. Gioia, individually, to sign as his agent on this registration statement and any and all initial filings filed on January 24, 2014 under the Securities Act of 1933, with respect to Forethought Life Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

/s/ Gilles M. Dellaert                                  dated as of January 24, 2014.
------------------------------------------------------
Gilles M. Dellaert

                       FORETHOUGHT LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                                   JOHN GRAF

does hereby authorize Sarah M. Patterson and Elizabeth L. Gioia, individually, to sign as his agent on this registration statement and any and all initial filings filed on January 24, 2014 under the Securities Act of 1933, with respect to Forethought Life Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

/s/ John Graf                                           dated as of January 24, 2014.
------------------------------------------------------
John Graf

                       FORETHOUGHT LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                                 HANBEN KIM LEE

does hereby authorize Sarah M. Patterson and Elizabeth L. Gioia, individually, to sign as his agent on this registration statement and any and all initial filings filed on January 24, 2014 under the Securities Act of 1933, with respect to Forethought Life Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

/s/ Hanben Kim Lee                                      dated as of January 24, 2014.
------------------------------------------------------
Hanben Kim Lee

                       FORETHOUGHT LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                                  ALLAN LEVINE

does hereby authorize Sarah M. Patterson and Elizabeth L. Gioia, individually, to sign as his agent on this registration statement and any and all initial filings filed on January 24, 2014 under the Securities Act of 1933, with respect to Forethought Life Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

/s/ Allan Levine                                        dated as of January 24, 2014.
------------------------------------------------------
Allan Levine

                       FORETHOUGHT LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                               MICHAEL A. REARDON

does hereby authorize Sarah M. Patterson and Elizabeth L. Gioia, individually, to sign as his agent on this registration statement and any and all initial filings filed on January 24, 2014 under the Securities Act of 1933, with respect to Forethought Life Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

/s/ Michael A. Reardon                                  dated as of January 24, 2014.
------------------------------------------------------
Michael A. Reardon

                       FORETHOUGHT LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                               RICHARD V. SPENCER

does hereby authorize Sarah M. Patterson and Elizabeth L. Gioia, individually, to sign as his agent on this registration statement and any and all initial filings filed on January 24, 2014 under the Securities Act of 1933, with respect to Forethought Life Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

/s/ Richard V. Spencer                                  dated as of January 24, 2014.
------------------------------------------------------
Richard V. Spencer

                       FORETHOUGHT LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                                  ERIC D. TODD

does hereby authorize Sarah M. Patterson and Elizabeth L. Gioia, individually, to sign as his agent on this registration statement and any and all initial filings filed on January 24, 2014 under the Securities Act of 1933, with respect to Forethought Life Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

/s/ Eric D. Todd                                        dated as of January 24, 2014.
------------------------------------------------------
Eric D. Todd

                       FORETHOUGHT LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                             NICHOLAS H. VON MOLTKE

does hereby authorize Sarah M. Patterson and Elizabeth L. Gioia, individually, to sign as his agent on this registration statement and any and all initial filings filed on January 24, 2014 under the Securities Act of 1933, with respect to Forethought Life Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

/s/ Nicholas H. von Moltke                              dated as of January 24, 2014.
------------------------------------------------------
Nicholas H. von Moltke